Income Taxes	12 Months Ended
Dec. 29, 2012
Income Taxes
13.	Income Taxes

Visant and its subsidiaries are included in the consolidated federal income tax filing of its indirect parent company, Holdco, and its consolidated subsidiaries. The Company determines and allocates its income tax provision under the separate-return method except for the effects of certain provisions of the U.S. tax code which are accounted for on a consolidated group basis. Income tax amounts payable or receivable among members of the controlled group are settled based on the filing of income tax returns and the cash requirements of the respective members of the consolidated group.

The U.S. and foreign components of (loss) income before income taxes and the provision for income taxes for the Company consist of:

In thousands	2012	2011	2010
Domestic	$(62,201)	$(22,134)	$90,259
Foreign	9,424	9,875	6,576

(Loss) income before income taxes	$(52,777)	$(12,259)	$96,835

Federal	$9,146	$(76)	$31,220
State	4,297	2,128	7,852
Foreign	3,099	1,748	1,874

Total current income taxes	16,542	3,800	40,946
Deferred	(10,719)	(1,175)	(278)

Provision for income taxes	$5,823	$2,625	$40,668

The Company’s consolidated effective income tax rate was (11.0%), (21.4%) and 42.0% for the fiscal years ended December 29, 2012, December 31, 2011, and January 1, 2011, respectively. The effective tax rates for both 2012 and 2011 were significantly impacted by the unfavorable effect of nondeductible goodwill impairment charges during each of the years. Foreign earnings repatriations also had unfavorable impacts on the effective tax rates for both annual periods. Comparisons of percentage changes year-over-year are not meaningful when the pre-tax income base for comparison changes significantly. The impact of changes in the effective tax rate at which we expect deferred tax assets and liabilities to be realized or settled in the future was unfavorable in 2012 compared with a favorable tax rate impact in 2011. The change in effective deferred tax rates reflects our 2011 state income tax returns and the effects of certain changes in state tax laws.

The effective tax rate for 2011 was more unfavorable compared with the rate for 2010 due to the impact of the goodwill impairment charge in the Marketing and Publishing Services segment as of year end 2011, $23.5 million of which did not provide an income tax benefit. The impact of the unfavorable tax rate effect associated with foreign earnings repatriations was lower in 2011 than in 2010. The impact of changes in the effective tax rate at which the Company expects deferred tax assets and liabilities to be realized or settled in the future was more favorable in 2011 than in 2010. The change in effective deferred tax rates reflects the Company’s 2010 state income tax returns and the effects of certain changes in state tax laws.

A reconciliation between the provision for income taxes computed at the U.S. federal statutory rate and income taxes for financial reporting purposes is as follows:

In thousands	2012		2011		2010
Federal tax at statutory rate	$(18,472)	35.0%	$(4,291)	35.0%	$33,892	35.0%
State tax, net of federal tax benefit	77	(0.1%)	260	(2.1%)	5,631	5.8%
State deferred tax rate change, net of federal effect	425	(0.8%)	(1,323)	10.8%	(567)	(0.6%)
Foreign tax credits generated, net of expirations	11,202	(21.2%)	—	—	296	0.3%
Foreign earnings repatriation, net	1,963	(3.7%)	1,534	(12.5%)	2,108	2.2%
Goodwill and intangible impairment charges	21,889	(41.5%)	8,216	(67.0%)	—	—
Decrease in deferred tax valuation allowance	(10,882)	20.6%	—	—	(296)	(0.3%)
Foreign tax rate differences	(435)	0.8%	(522)	4.2%	(12)	0.0%
Other differences, net	56	(0.1%)	(1,249)	10.2%	(384)	(0.4%)

Provision for income taxes	$5,823	(11.0%)	$2,625	(21.4%)	$40,668	42.0%

The tax effect of temporary differences which give rise to deferred tax assets and liabilities is:

In thousands	2012	2011
Basis difference on property, plant and equipment	$(35,025)	$(39,951)
Capitalized software development costs	(9,690)	(5,999)
Basis difference on financing arrangements	(14,928)	(18,353)
Basis difference on intangible assets	(144,711)	(161,685)
Other	(3,169)	(3,221)

Deferred tax liabilities	(207,523)	(229,209)

Reserves for accounts receivable and salespersons overdrafts	8,069	9,842
Reserves for employee benefits	21,131	18,665
Other reserves not recognized for tax purposes	6,926	5,968
Foreign tax credit carryforwards	2,853	14,055
Net operating loss and state tax credit carryforwards	13,184	23,030
Basis difference on pension liabilities	37,953	25,969
Other	13,533	12,100

Deferred tax assets	103,649	109,629
Valuation allowance	(3,173)	(14,055)

Deferred tax assets, net	100,476	95,574

Net deferred tax liability	$(107,047)	$(133,635)

For 2012 and 2011, the Company has provided a valuation allowance for the entire amount of its deferred tax asset for foreign tax credit carryforwards and certain foreign net operating loss carryforwards because the related tax benefit may not be realized. The decrease in the tax valuation allowance from the fiscal year 2011 balance was due primarily to the expiration of $11.2 million of foreign tax credit carryforwards from 2002. The Company’s $2.9 million foreign tax credits expire in years 2013 to 2019. No foreign tax credits were utilized for the 2012 fiscal year because Holdco’s consolidated net operating loss carryforwards exceeded consolidated taxable income generated from 2012 operations.

During 2012, the Company repatriated $5.3 million of earnings from its foreign subsidiaries. The Company does not provide for deferred taxes on undistributed earnings of foreign subsidiaries because such earnings are essentially permanent in duration, and it is not practicable to estimate the amount of tax that may be payable upon any such distribution. Generally, such amounts become subject to U.S. taxation upon remittance of dividends and under certain other circumstances. Undistributed earnings indefinitely reinvested as working capital totaled $11.4 million at December 29, 2012.

The Company’s deferred tax assets include $13.2 million for net operating loss and state tax credit carryforwards, $5.3 million of which is classified as noncurrent. The Company’s tax attribute carryforwards do not include $12.1 million of current deferred tax assets remaining on Holdco’s books in connection with the consolidated U.S. federal taxable loss incurred during 2010 as a result of the Refinancing and the related deduction of $97.2 million for previously tax deferred original issue discount. Included in the Company’s $13.2 million tax attribute carryforward is $7.3 million of federal deferred tax assets related to the Company’s $20.1 million U.S. federal taxable loss for 2011 which resulted largely from the effects of favorable tax depreciation rates and the tax effects of the Repricing. State tax credit carryforwards and the net tax benefit of state net operating loss carryforwards totaled approximately $1.7 million.

As described in Note 3, Acquisitions, the Company acquired the stock of Color Optics during 2011. Included as part of the related purchase price allocation, the Company’s acquired net operating loss was $4.3 million and expires in years 2021 through 2024. During 2010, the Company acquired the common shares of Intergold Ltd., which was amalgamated with Jostens’ Canadian subsidiary in 2010. At December 29, 2012, the remaining Canadian net operating carryforward was $9.3 million expiring in years 2023 through 2029. At December 29, 2012, there is no remaining acquired net operating loss carryforward for the Phoenix Color Corp. acquisition in 2008 because it has been fully utilized against the Company’s post-acquisition taxable income. The Company anticipates that all of the remaining $52.5 million Holdco consolidated U.S. federal net operating loss carryforwards from 2010 and 2011 will be realized in 2013.

Included in results of operations for fiscal years 2012, 2011 and 2010 were net income tax (benefit) expense accruals for unrecognized tax benefits of ($0.2) million, ($0.4) million and less than $0.1 million, respectively. Also included in the Company’s income tax provision for fiscal years ended 2012, 2011 and 2010 were net interest accruals for unrecognized tax benefits of ($0.3) million, less than $0.1 million and $0.5 million, respectively. During 2012, certain Internal Revenue Service (“IRS”) guidance caused the Company to re-assess its prior tax positions resulting in the Company concluding that certain previously unrecognized tax benefit positions, primarily related to the timing of operating loss utilization, could be recognized. Accordingly, the Company recognized $8.2 million of current tax benefit, including interest, and $7.4 million of deferred tax expense in connection with the positions it reevaluated during the current year. The unrecognized tax benefit recorded for 2011 and the reduced interest accrual for 2011 compared with 2010 resulted from remeasurement of tax reserves provided in connection with the Transactions in 2004 based on IRS guidance issued in July 2011 as well as tax and interest benefit recognition in connection with the lapse of certain state statutes of limitation.

At December 29, 2012 and December 31, 2011, the Company’s gross unrecognized tax benefit liability was $11.4 million and $19.5 million, respectively, and included interest and penalty accruals of $3.0 million and $3.4 million, respectively. Substantially all of the liability was included in noncurrent liabilities. The Company’s net unrecognized tax benefits that, if recognized, would affect the effective tax rate were $10.1 million including net interest and penalty accruals of $3.0 million at December 29, 2012.

The reconciliation of the total gross amount recorded for unrecognized tax benefits for the Company is as follows:

In thousands	2012	2011	2010
Balance at beginning of period	$16,141	$17,104	$17,645
Gross increases—tax positions in prior periods	104	—	445
Gross decreases—tax positions in prior periods	(7,606)	(1,286)	(370)
Gross increases—current period tax positions	—	674	368
Settlements—(payments) refunds	(233)	3	(242)
Lapse of statute of limitations	—	(354)	(742)

Balance at end of period	$8,406	$16,141	$17,104

Holdco’s income tax filings for 2005 to 2011 are subject to examination in the U.S federal tax jurisdiction. In connection with the IRS examination of Holdco’s income tax filings for 2005 and 2006, the IRS proposed certain transfer price adjustments for which the Company disagreed in order to preserve its right to seek relief from double taxation with the applicable U.S. and French tax authorities. The Company is also subject to examination in certain state jurisdictions and in France for the 2005 to 2011 periods, none of which was individually material. Following its 2009 objection filed with the Canada Revenue Agency (the “CRA”) for issues related to transfer pricing, the Company was notified in 2010 that the CRA withdrew its original transfer price assessment for prior tax periods. As a result, a net income tax benefit of $0.8 million was included in 2010 results of operations for assessments of Canadian tax and interest previously paid. The CRA examination of the Company’s Canadian income tax filings for 2007 and 2008 was concluded in 2011 without adjustment. Though subject to uncertainty, the Company believes it has made appropriate provisions for all outstanding issues for all open years and in all applicable jurisdictions. Due primarily to the potential for resolution of the Company’s current U.S. federal examination and the expiration of the related statute of limitations, it is reasonably possible that the Company’s gross unrecognized tax benefit liability could change within the next twelve months by a range of zero to $7.4 million.

President Obama’s administration has proposed significant changes to U.S. tax laws for U.S. corporations doing business outside the United States, including a proposal to defer certain tax deductions allocable to non-U.S. earnings until those earnings are repatriated. As discussion continues over comprehensive U.S. tax reform, it is not presently possible to predict the effect on the Company of tax legislation not yet enacted into law.